Exhibit 10.12(b)

EXTENSION AGREEMENT

This Extension Agreement made this March 10th Day of, 2024.

BETWEEN:

ABOVE FOOD CORP.

(the “Borrower”)

- and –

ABOVE FOOD USA CORP.

(the “Guarantor” and together with the Borrower, the “Borrower Parties”)

- and -

GRUPO VIDA CANADA LTD

(the “Lender”)

WHEREAS:

A.	Pursuant to the terms of a convertible subordinated loan agreement (the “Loan Agreement”, all capitalized terms not otherwise defined shall have the definition as set out in the Loan Agreement) between the Borrower Parties and the Lender, including all such additional lenders as included in any joinder agreement, originally dated effective December 29, 2022, and as amended from time to time, the Borrower agreed to provide repayment of the Loan one (1) year from the date of the initial advance of Tranche 2 (the “Repayment/Conversion”);

B.	The Lender and the Borrower Parties have agreed to extend repayment or any Conversion in Shares for all tranches, or any related terms agreed with Lender, to May 15, 2024 (the “Repayment/Conversion Date”)

NOW THEREFORE THIS AGREEMENT WITNESSETH for consideration of the mutual covenants herein contained the parties hereto agree as follows:

1.	The parties have agreed to postpone the Repayment/Conversion and the new terms thereof, and such exercise is hereby extended to the Repayment/Conversion Date.

2.	The parties agree that interest earned up to May 31, for the payment in kind portion of the Loan will be capitalized as principal as of May 31, 2024.

3.	In all other respects, the Borrower Parties and Lender ratify and confirm the Loan Agreement.

4.	This Extension Agreement shall be effective as at and from January 26, 2024, notwithstanding the date of actual execution by either of the Borrower Parties or the Lender.

5.	The Lender and Borrower Parties agree that neither party may assign all of their rights and obligations under this Extension Agreement and the Option to an assignee without the other party’s prior consent.

[Signature page follows]

IN WITNESS WHEREOF the Lender and the Borrower Parties have caused this Extension Agreement to be executed by their authorized representatives in that behalf as of the date first written above.

ABOVE FOOD CORP.

Per:	/s/ Lionel Kambeitz
Name:	Lionel Kambeitz
Title:	CEO

ABOVE FOOD USA CORP.

Per:	/s/ Lionel Kambeitz
Name:	Lionel Kambeitz
Title:	CEO

SMART DINE, LLC

Per:	/s/ Alberto Ardura
Name:	Alberto Ardura
Title:	CEO

LEXINGTON CAPITAL, S.A.P.I. DE C.V., as agent of the Lenders under the Loan Agreement

Per:	/s/ Agustin Tristan Aldave
Name:	Agustin Tristan Aldave
Acting as Agent

Per:	/s/ Felipe Gomez Fajardo
Name:	Felipe Gomez Fajardo
Title:	President

GRUPO VIDA CANADA LTD

(the “Lender”)